Q2'15 Earnings Results

August 6, 2015

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Forward-Looking Statements

This presentation contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Management's projections and expectations are subject to a number of risks and uncertainties that could cause actual performance to differ materially from that predicted or implied. Forward-looking statements may be identified by the use of words such as "expect," "anticipate," "believe," "estimate," "potential," "should" or similar words intended to identify information that is not historical in nature. Forward-looking statements contained herein include, among others, statements concerning bank partners, the regulatory environment, banking fees, litigation, sales, and the expected benefits of acquisitions, and such statements are based on the current beliefs and expectations of Higher One management, as applicable, and are subject to known and unknown risks and uncertainties. There are a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the forward-looking statements. These statements speak only as of the date they are made, and Higher One does not intend to update or otherwise revise the forward-looking information to reflect actual results of operations, changes in financial condition, changes in estimates, expectations or assumptions, changes in general economic or industry conditions or other circumstances arising and/or existing since the preparation of this presentation or to reflect the occurrence of any unanticipated events. The forward-looking statements in this presentation do not include the potential impact of any acquisitions or divestitures that may be announced and/or completed after the date hereof. For further information regarding the risks associated with Higher One's business, please refer to Higher One's filings with the Securities and Exchange Commission, including Annual Reports on Form 10-K for the most recent fiscal year end, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K.

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Agenda

- **Product Line Operating Results**
  - Payments
  - Data Analytics
  - Disbursements (includes OneAccount)
- **Proposed Rules on Title IV Cash Management**
  - Comment period ended July 2, 2015
- **Financial Update**

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2015 Q2 Financial Highlights

Gross Revenue	$45.6 million compared to $45.5 million in the prior year
Non-GAAP Adjusted EPS	$0.05 compared to $0.05 in the prior year



$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
Disbursements Gross Revenue
Payments Gross Revenue
Data Analytics Gross Revenue
6%
26%
67%
8%
32%
60%
9%
35%
56%
Q2 2013
Q2 2014
Q2 2015

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Revenue Sources

Transactions

- SmartPay fees
- Full-Service Payment Plan enrollment fees
- International payments

Recurring Subscriptions

- eBill
- ePayment
- Cashiering
- Payment Plans
- eMarket

- Revenue up 9% YoY
- Transaction revenue up 13% YoY

New Clients — 5 signed deals

Existing Clients — 40 clients added new modules

~$400K in annual subscription revenue

Q2: Database efficiency improvements

Q3:

- Better User Experience
- Enhanced iPad app for Cashiering and Assisted Payments
- EMV and NFC readiness for Cashiering products

Data Analytics

campuslabs

Revenue Sources

Recurring Subscriptions

- **Compliance Assist**: strategic planning and assessment
- **Baseline:** assist student learning and success
- **Course Evaluations**: elevate teaching and promote tenure
- **Beacon:** early detection to increase student retention
- **CollegiateLink**: encourage co-curricular experiences
- **Insight**: analyze and leverage data across the entire campus

- Revenue up over 20% YoY
- 27 new schools signed in Q2 '15
- 50+ modules sold

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Disbursements

Revenue Sources

Recurring Subscriptions

- Refund Management

Transactions

- OneAccount interchange
- OneAccount service fees

- Revenue down 7% YoY
- Non-financial aid refund deposits up 7%
- Signed 4 new schools (16K+ SSE) in Q2'15
- Renewed 59 clients (675K SSE)
- Lost 6 schools (86K SSE)

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Update on Department of Education's NPRM

- 210 comments submitted
- Over 110 comments from institutions and students
- More than 80% of comments share our opposition to some provisions of the proposed regulations



THOSE CONCERNED
57%
17%
7%
7%
6%
4%
2%
57% COLLEGES & UNIVERSITIES
17% INDIVIDUALS
7% FINANCIAL SERVICES COMPANIES
7% HIGHER ED ASSOCIATIONS
6% STUDENTS
4% FINANCIAL SERVICES INDUSTRY ASSOCIATIONS
2% MEMBERS OF CONGRESS

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Looking Towards Back-to-School Season



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Revenue

In millions


$40.0
$57.1
$56.6
$66.6
$45.5
$8.8
$36.7
$59.8
$56.9
$65.5
$45.6

	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Y/Y Revenue Change	3%	11%	14%	16%	14%	5%	1%	-2%	0%
Y/Y Organic Change*	-7%	1%	-1%	5%	11%	5%	1%	-2%	24%
Gross Profit Margin	55.3%	56.2%	58.3%	58.5%	42.5%	52.9%	55.6%	57.0%	52.9%

Q2'14 Gross Margin excluding allowance for restitution: 53.6%

**Calculation of organic revenue growth is included in the appendix of this presentation*

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Gross Revenue by Line of Business

In millions

- **Payments** – growth from higher transaction volume; revenue up 9.2%
- **Data Analytics** – continuation of new sales and strong client renewals; revenue up 21.3%
- **Disbursements** – decrease due to lower amounts deposited into and spent from OneAccounts; revenue down 7.1%



Q2 2014
Q2 2015
$14.5
$15.8
$3.5
$4.2
$27.5
$8.8
$18.7
$25.5
Payments
Data Analytics
Disbursements

Gross Revenue Composition by Line of Business

	Payments	Data Analytics	Disbursements
Q2 2014	31.9%	7.7%	60.5%
Q2 2015	34.7%	9.3%	56.1%

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Refund Management and OneAccount Changes

Refund Management SSE

in thousands*


-2%
5,119
112
11
5,018
5,078
5,096
5,026
Q2'14
IPEDS Enrollment Change
Q3 2014 Net SSE Adds
Q3'14
Q4'14
Q1'15
Q2'15

OneAccounts

in thousands


-4%
2,088
(122)
41
2,007
Q2'14 OneAccounts
Net change in OneAccounts at schools launched before 6/30/14
New OneAccounts from schools launched after 6/30/14
Q2'15 OneAccounts

**Refund Management Signed School Enrollment (SSE) is recorded as the total student enrollment at all schools that are contracted at quarter-end for our Refund Management product as of the date the contract is signed (using the most up-to-date IPEDS data at that point in time).*

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Gross Margin by Line of Business

In millions

- **Payments** – continues to be driven by higher SmartPay payment processing volume, which increased merchant expense costs
- **Data Analytics** – new sales contributing to revenue and margin growth
- **Disbursements** – Q2 2014 impacted by a $8.75M allowance for customer restitution

[1] Q2 2014 gross margin and gross margin percentage adjusted to exclude the impact of allowance for customer restitution of $8.75M



Q2 2014
Q2 2015
$7.3
$8.2
$3.1
$3.7
$14.0 (1)
$8.8
$5.2
$12.2
Payments
Data Analytics
Disbursements

Gross Margin Percentages by Line of Business

	Payments	Data Analytics	Disbursements
Q2 2014	50.6%	88.4%	19.0%
			50.8%[1]
Q2 2015	52.0%	88.5%	47.6%

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Operating Expenses

as a % of gross revenue



G&A
35.2%
38.9%
Q2'14
Q2'15

- Increase in expenses due to overall personnel cost increases
- Depreciation and amortization contributing to increase as well



Product Development
3.9%
5.1%
Q2'14
Q2'15

- Increase in amortization expense
- Increase in personnel costs offset by decreases in technology transition costs related to Campus Solutions



Sales & Marketing
10.3%
9.4%
Q2'14
Q2'15

- Decrease in discretionary marketing spend

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Non-GAAP Adjusted EBITDA*

In millions


$5.9
$14.3
$16.0
$22.7
$7.2
$15.0
$14.7
$20.3
$8.0
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Y/Y Adj. EBITDA Change	-41%	-14%	-3%	5%	22%	4%	-8%	-11%	12%
Adj. EBITDA Margin*	14.7%	25.1%	28.2%	34.1%	15.8%	25.0%	25.9%	30.9%	17.6%

**Calculation of Adj. EBITDA and Adj. EBITDA Margin is included in the appendix of this presentation*

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Adjusted EBITDA by Line of Business

In millions



Q2 2014
Q2 2015
$2.2
$3.2
$1.1
$1.5
$3.9
$3.3
Payments
Data Analytics
Disbursements

Adjusted EBITDA Margin

	Payments	Data Analytics	Disbursements
Q2 2014	15.1%	31.7%	14.2%
Q2 2015	20.1%	36.0%	12.9%

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Non-GAAP Adjusted Diluted EPS

In $



$0.04
$0.14
$0.17
$0.25
$0.05
$0.15
$0.14
$0.21
$0.05
Q2'13
Q3'13
Q4'13
Q1'14
Q2'14
Q3'14
Q4'14
Q1'15
Q2'15

	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Y/Y Adj. EPS Change	-51%	-12%	-2%	2%	15%	2%	-16%	-19%	-12%
Adj. Net Income Margin*	5.4%	12.1%	14.4%	18.4%	5.5%	11.7%	11.8%	15.0%	4.8%

**Calculation of Adj. EPS and Adj. Net Income Margin is included in the appendix of this presentation*

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Free Cash Flow

In millions



$18.1
$8.6
$(0.4)
$7.0
$10.7
$7.6
$14.2
$1.6
$(9.4)

	Q2'13	Q3'13	Q4'13	Q1'14	Q2'14	Q3'14	Q4'14	Q1'15	Q2'15
Y/Y FCF Change	14%	93%	-35%	-102%	NM	-41%	-13%	NM	-78%
FCF Yield	-23.5%	31.8%	15.3%	-0.5%	15.3%	18.0%	13.3%	21.7%	3.4%
CapEx as % of Rev	5.9%	4.4%	4.7%	3.6%	5.9%	3.3%	3.1%	3.0%	4.2%

**Calculation of Free Cash Flow is included in the appendix of this presentation*

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Capital and Liquidity

Cash Balance/Flows

In millions


FCF
$3.5
$1.9
$0.2
$16.8
$15.0
Q2'15 Beginning Cash and Cash Equivalents
Operating Cash Flow
CapEx
Other
Q2'15 Ending Cash and Cash Equivalents

Liquidity Matters

- $59 million outstanding on line of credit as of June 30, 2015
- Trailing twelve month EBITDA for debt covenant calculation is $57.7 million
- Leverage ratio at 1.02x at June 30, 2015

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Q & A

Appendix

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Calculation of Organic Gross Revenue*

	Three Months Ended			
	June 30, 2013	Sept 30, 2013	Dec 31, 2013	March 31, 2014
Revenue change	3%	11%	14%	16%
Acquisition impact	(10%)	(10%)	(15%)	(11%)
Organic revenue growth	(7%)	1%	(1%)	5%

	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015
Revenue change	(8%)	5%	1%	(2%)	24%
Impact of allowance for customer restitution	22%	–	–	–	(24%)
Revenue (before allowance for customer restitution) change	14%	5%	1%	(2%)	0%
Acquisition impact	3%	–	–	–	–
Organic revenue change	11%	5%	1%	(2%)	0%

**Organic revenue calculation excludes the entire revenue impact from the current and prior year quarter for all acquisitions made within 15 months of a given quarter's end*

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Calculation of Free Cash Flow

(in thousands)		Three Months Ended			
	June 30, 2013	Sept 30, 2013	Dec 31, 2013	March 31, 2014	
GAAP Operating Cash Flow	$ (7,029)	$ 20,680	$ 11,324	$ (1,410)	
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(2,372)	(2,538)	(2,686)	(2,422)	
Building Related Incentives	-	-	-	3,468	
Free Cash Flow	$ (9,401)	$ 18,142	$ 8,638	$ (364)	

	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015
GAAP Operating Cash Flow	$ 9,633	$ 12,680	$ 9,307	$ 16,169	$ 3,491
Purchases of Fixed Assets and Internal Use Software, Net of Disposals	(2,666)	(1,943)	(1,751)	(1,983)	(1,927)
Building Related Incentives	-	-	-	-	-
Free Cash Flow	$ 6,967	$ 10,737	$ 7,556	$ 14,186	$ 1,564

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Calculation of Adjusted EBITDA

(in thousands)	Three Months Ended June 30, 2013	Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015
GAAP Net Income (Loss)	$ 3,559	$ (5,494)	$ 6,261	$ 9,710	$ (3,771)	$ 4,916	$ 4,112	$ 6,860	$ 3
Interest income	(20)	(19)	(30)	(19)	(34)	(20)	(19)	(20)	(20)
Interest expense	766	857	830	823	792	828	823	1,380	1,252
Income tax expense (benefit)	2,261	(2,929)	4,012	6,149	(2,171)	2,922	2,775	4,668	(479)
Depreciation and amortization	3,487	3,989	4,033	4,455	4,432	5,235	4,949	5,170	5,696
EBITDA	10,053	(3,596)	15,106	21,118	(752)	13,881	12,640	18,058	6,452
Stock-based compensation expense	841	935	883	1,558	790	1,078	1,147	2,198	1,319
Merger and acquisition related expense	(5,011)	(326)	-	-	-	-	-	-	-
Restructuring charge	-	-	-	-	-	-	-	-	240
Litigation settlement and bank partner transition	-	17,326	-	-	-	-	-	-	-
Allowance for customer restitution	-	-	-	-	8,750	-	-	-	-
Campus Solutions settlement received	-	-	-	-	(1,604)	-	960	-	-
Adjusted EBITDA	$ 5,883	$ 14,339	$ 15,989	$ 22,676	$ 7,184	$ 14,959	$ 14,747	$ 20,256	$ 8,011
Gross Revenues	$ 40,023	$ 57,112	$ 56,608	$ 66,556	$ 45,477	$ 59,775	$ 56,903	$ 65,518	$ 45,589
Net Income (Loss) Margin	8.9%	-9.6%	11.1%	14.6%	-8.3%	8.2%	7.2%	10.5%	0.0%
Adjusted EBITDA Margin	14.7%	25.1%	28.2%	34.1%	15.8%	25.0%	25.9%	30.9%	17.6%

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Calculation of Adjusted Diluted EPS

(in thousands)	Three Months Ended June 30, 2013	Sept 30, 2013	Dec 31, 2013	March 31, 2014	June 30, 2014	Sept 30, 2014	Dec 31, 2014	March 31, 2015	June 30, 2015
GAAP Net Income (Loss)	$ 3,559	$ (5,494)	$ 6,261	$ 9,710	$ (3,771)	$ 4,916	$ 4,112	$ 6,860	$ 3
Stock-based compensation expense - ISO	500	473	438	425	292	328	245	296	196
Stock-based compensation expense - NQO	341	462	445	1,133	498	750	903	1,902	1,123
Merger and acquisition related expense	(5,011)	(326)	-	-	-	-	-	-	-
Litigation settlement and bank partner transition	-	17,326	-	-	-	-	-	-	-
Restructuring charge	-	-	-	-	-	-	-	-	240
Release of state tax valuation allowance	-	-	-	-	-	-	-	-	(285)
Allowance for customer restitution	-	-	-	-	8,750	-	-	-	-
Campus Solutions settlement received	-	-	-	-	(1,604)	-	960	-	-
Amortization of intangible assets	1,491	1,806	1,782	2,135	1,931	1,931	1,850	1,820	1,820
Amortization of finance costs	112	109	120	123	122	123	115	659	499
Total pre-tax adjustments	(2,567)	19,850	2,785	3,816	9,989	3,132	4,073	4,677	3,593
Tax rate	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%	38.5%
Tax adjustment	(1,181)	7,460	904	1,306	3,733	1,079	1,474	1,687	1,418
Adjusted net income	$ 2,173	$ 6,896	$ 8,142	$ 12,220	$ 2,485	$ 6,969	$ 6,711	$ 9,850	$ 2,178
Diluted weighted average shares outstanding (non-GAAP)	48,383	48,376	48,391	48,340	47,956	47,710	47,696	47,821	47,951
Diluted EPS	$ 0.07	$ (0.12)	$ 0.13	$ 0.20	$ (0.08)	$ 0.10	$ 0.09	$ 0.14	$ 0.00
Adjusted Diluted EPS	$ 0.04	$ 0.14	$ 0.17	$ 0.25	$ 0.05	$ 0.15	$ 0.14	$ 0.21	$ 0.05
Gross Revenues	$ 40,023	$ 57,112	$ 56,608	$ 66,556	$ 45,477	$ 59,775	$ 56,903	$ 65,518	$ 45,589
Net Income (Loss) Margin	8.9%	-9.6%	11.1%	14.6%	-8.3%	8.2%	7.2%	10.5%	0.0%
Adjusted Net Income Margin	5.4%	12.1%	14.4%	18.4%	5.5%	11.7%	11.8%	15.0%	4.8%

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Line of Business Metrics

(in thousands)	Payments		Data Analytics		Disbursements		Total	
	Q2 2014	Q2 2015	Q2 2014	Q2 2015	Q2 2014	Q2 2015	Q2 2014	Q2 2015
Gross Revenue	$14,504	$15,835	$ 3,487	$ 4,229	$27,486	$25,525	$45,477	$45,589
Gross Margin	7,335	8,226	3,081	3,740	5,209	12,151	15,625	24,117
Adjusted EBITDA	2,183	3,189	1,107	1,523	3,894	3,299	7,184	8,011
Income (Loss) from Operations	(248)	449	482	553	(7,099)	(1,449)	(6,865)	(447)

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